UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 14, 2019

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575
_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
_________________________________________

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 14, 2019, Pioneer Energy Services Corp. (the “Company”) was notified by the New York Stock Exchange (“NYSE”) that its common stock has been suspended from trading due to its “abnormally low” trading price levels. Pursuant to Section 802.01D of the NYSE Listed Company Manual, the NYSE has determined to commence proceedings to delist Pioneer’s common stock.
The Company has a right to a review of this determination by a Committee of the Board of Directors of the the NYSE. The NYSE will apply to the Securities and Exchange Commission to delist the Company’s common stock upon completion of all applicable procedures, including any appeal by the Company of the decision. The Company does not intend to appeal the NYSE’s determination to delist the Company’s common stock and, therefore, it is expected that the Company’s common stock will be delisted from the NYSE.
The Company anticipates that effective August 15, 2019, its common stock will commence trading on OTCQX® under the trading symbol “PESX”. The transition to the over-the-counter market will not affect Pioneer’s business operations. The OTCQX is operated by the OTC Markets Group, Inc. Investors can find quotes for the Company’s common stock on www.otcmarkets.com.
The OTCQX is a significantly more limited market than the NYSE, and quotation on the OTCQX may result in a less liquid market available for existing and potential stockholders to trade the common stock and could further depress the trading price of the common stock. The Company can provide no assurance that its common stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s common stock on this market, whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market or whether quotes for the Company’s common stock may be blocked by OTC Markets Group in the future.
The Company expects to continue to make all required SEC filings and remain subject to SEC rules and regulations applicable to reporting companies under the Securities Exchange Act of 1934, as amended.

Item 7.01     Regulation FD Disclosure.
On August 14, 2019, the Company issued a press release announcing the NYSE's suspension of trading and commencement of delisting procedures. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements

Statements we make in this news release that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements made in good faith that are subject to risks, uncertainties and assumptions. These forward-looking statements are based on our current beliefs, intentions, and expectations. These statements are not guarantees or indicative of future performance, and no assurance can be given regarding the possible timing for and ability to continue any trading of our common stock on the OTC Markets. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the foregoing discussion as a result of a variety of factors. We have discussed many of these factors in more detail in our Quarterly Report on Form 10-Q for the six-month period ended June 30, 2019 and Annual Report on Form 10-K for the year ended December 31, 2018, including under the headings “Special Note Regarding Forward-Looking Statements” in the Introductory Note to Part I and "Risk Factors” in Item 1A. These factors are not necessarily all the important factors that could affect us. Other unpredictable or unknown factors could also have material adverse effects on actual results of matters that are the subject of our forward-looking statements. All forward-looking statements speak only as of the date on which they are made and we undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise. We advise our shareholders that they should (1) recognize that important factors not referred to above could affect the accuracy of our forward-looking statements and (2) use caution and common sense when considering our forward-looking statements.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

99.1     Press release issued by Pioneer Energy Services Corp. on August 14, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

By:	/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Date: August 14, 2019

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press release issued by Pioneer Energy Services Corp. on August 14, 2019.